UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 30, 2008

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Report is to amend the Current Report on Form 8-K of Nexxus Lighting, Inc. (“Nexxus Lighting”) filed with the United States Securities and Exchange Commission on May 1, 2008 related to the acquisition of Lumificient Corporation, a Minnesota corporation (“Lumificient”) pursuant to the terms of a stock purchase agreement, dated as of April 30, 2008, by and among Nexxus Lighting, Lumificient and the shareholders of Lumificient. This Form 8-K/A amends the Form 8-K filed on May 1, 2008 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The information previously reported under Item 2.01 in the Form 8-K filed on May 1, 2008 is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Lumificient required by Item 9.01(a) are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of BDO Seidman, LLP Independent Registered Public Accountants

99.1	Audited Balance Sheets of Lumificient Technologies, LLC as of December 31, 2007 and 2006, and the related Statements of Operations, Statements of Members’ Equity (Deficit), and Statements of Cash Flows for the years then ended, and the notes thereto.

99.2	The Unaudited Condensed Balance Sheet of Lumificient as of March 31, 2008 and the related Condensed Statement of Operations and Cash Flows for the three months ended March 31, 2008, and the notes thereto.

99.3	The Unaudited Pro Forma Condensed Consolidating Balance Sheet of Nexxus Lighting, Inc. as of March 31, 2008 and the Unaudited Pro Forma Condensed Consolidating Statements of Income for Nexxus Lighting, Inc. for the three months ended March 31, 2008, and for the year ended December 31, 2007, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2008	NEXXUS LIGHTING, INC.

/s/ John C. Oakley
	Name:	John C. Oakley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO Seidman, LLP Independent Registered Public Accountants

99.1	Audited Balance Sheets of Lumificient Technologies, LLC as of December 31, 2007 and 2006, and the related Statements of Operations, Statements of Members’ Equity (Deficit), and Statements of Cash Flows for the years then ended, and the notes thereto.

99.2	The Unaudited Condensed Balance Sheet of Lumificient as of March 31, 2008 and the related Condensed Statement of Operations and Cash Flows for the three months ended March 31, 2008, and the notes thereto.

99.3	The Unaudited Pro Forma Condensed Consolidating Balance Sheet of Nexxus Lighting, Inc. as of March 31, 2008 and the Unaudited Pro Forma Condensed Consolidating Statements of Income for Nexxus Lighting, Inc. for the three months ended March 31, 2008, and for the year ended December 31, 2007, and the notes thereto.

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